                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  February 14, 2001

                            YOUNG BROADCASTING INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                           0-25042               13-3339681
(State or other jurisdiction      (Commission File Number)       (IRS Employer
 of incorporation or                                         Identification No.)
 organization)


                              599 Lexington Avenue
                            New York, New York 10022
                    (Address of principal executive offices)

                 Registrants' telephone number:  (212) 754-7070

Item 5.   Other Events.

     On February 14, 2001, Young Broadcasting Inc. issued a press release pursuant to Rule 135c of the Securities Act of 1933 concerning the proposed issuance of senior subordinated notes under Rule 144A. A copy of such press release is attached hereto as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements - None

(b)      Pro Forma Financial Information - None

(c)      Exhibits:


 Exhibit No.        Description
 -----------        ------------

     99.1           Press Release dated February 14, 2001

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Young Broadcasting Inc.


Date:  February 15, 2001          By: /s/ James A. Morgan
                                      --------------------------
                                      James A. Morgan
                                      Executive Vice President